EXHIBIT 99.2

Third Quarter Fiscal 2008
Earnings Conference Call

October 31, 2008

Forward Looking Statements

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, prospects for the growth of the OSG Gas transport business, estimated TCE rates and synthetic TCE rates achieved for the fourth quarter of 2008, estimated TCE rates for 2009, projected drydock and repair schedule, timely delivery of newbuildings and prospects of OSG’s strategy of being a market leader in the segments in which it competes.  Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2007 on
Form 10-K.

Earnings Highlights

Highest quarterly results in OSG’s history (by nearly every  measure)

TCE1 revenues up $181M or 71% to $435M from $254M

EBITDA1 up 175% to $256M vs. $93M

Net income $198M from $27M

EPS $6.69 per diluted share vs. $0.83

Adjusted for $2.22, EPS was $4.47 compared with $0.781

Strong - yet volatile rate environment - drove exceptional
financial performance

Crude TCE revenues up 132% to $295M (68% of total)

Product TCE revenues up 20% to $81M (19% of total)

U.S. Flag TCE revenues up 1% to $55M (13% of total)

Year-to-date results

TCE revenues up 52% to $1.2B from $787M

EBITDA up 51% to $585M  vs. $387M

Net income up close to 110% to $397M

Adjusted for $1.77, EPS was $11.22 per diluted share

On track to have the best financial year ever

1See Appendix “Reconciliation Tables and Supplemental Information”

3Q07

3Q08

$26K

$31K

Handy

$35K

$39K

Panamax

$27K

$41K

LR1

$20K

$53K

Aframax

$35K

$113K

VLCC

Average TCE Spot Rates/Day

Business and Fleet Highlights

Asset Sales/Sale Leasebacks

Asset sales generated $1.87 per share in the quarter

Future vessel sales expected to generate nearly $450M in next 3 quarters

2 newbuild Aframax sale/leasebacks will generate proceeds of $129M (Q408 events)

2 newbuild LR1 sale/leasebacks expected to generate proceeds of $131M (Q408 and Q109 events)

Overseas Donna delivers Jan-09 and will generate $127M in proceeds (Q109 event)

Sale of 2 2004-built LR1s expected to generate proceeds of $58M (Q209 events)

Financial Highlights

Share repurchases

2.0 million shares repurchased at an
average price of $70.26

$96M remaining on current $250M
program

11.4 million shares (29% of total) have
been purchased since 2006 at a total cost
of $768M

$500M financing for FSO conversion project
completed

500,435 shares of OSP purchased in Oct-08

Fleet Activity

Overseas Kimolos delivered

Overseas Texas City delivered

Suezmax chartered-in (Hellespont Trinity)

CPI expanded:  Korea Line to charter 2 OSG
MRs and OSG to charter-in one newbuild in
2009

TI Africa to exit fleet in Jan-09 for FSO
conversion

$55M

$33

$206M

Q308

$251M

8

3

2011

$500M

$65M

$1,322M

231

15

Total

4

8

Newbuild deliveries (vessels chartered-in)

$250M

$195M

Proceeds from announced asset sales

$23M

$9M

Withdrawals / expected use of CCF

$486M

$231M

$148M

Construction payments/commitments2

6

5

41

Newbuild deliveries (vessels owned)

2010

2009

Q408

Commitments & Funding

100%

35%

65%

% of Total

37

13

24

No.

International Flag vessels

Total

U.S. Flag vessels

Newbuild Snapshot

Newbuild Fleet/Capital Commitments

Through 2009, capital commitments on newbuildings are
funded through asset sales and CCF

1Includes one vessel that delivered October 8, 2008.  2Q308 includes vessel additions, all other periods represent shipyard construction payments. Fleet data as of 10/27/08.

As of 10/27/08

Balance Sheet, Liquidity and Credit Metrics

<$30M

Principal debt repayment obligations
per annum through 2011

$410M1

Operating lease obligations (2009)

$49.6M

Dividends @ $1.75/per share/per annum

Annual

$940M available on $1.8B 7-year unsecured credit line established 2006
$122M available on $200M 5-year OSG America facility established Nov-2007
$416M in secured term debt with new $68M in additional borrowing capacity
$221M in bond obligations:  $75M due 2013/8.75% debentures and $146M due
2024/7.5% senior notes
Less than 27% of net book value pledged as collateral

Credit Facilities and Total
Debt Outstanding

$33M

Dividends paid

$200M

Stock repurchases

$309M

Operating lease expense

$115M

$296M

YTD
Q308

Cash flow from operations

Principal debt repayments, net

We expect to end 2009 in a similar liquidity position as 2008

Predominantly unsecured borrower

Back-end liability structure

Low level of capital commitments in
2009

$1.5B in liquidity, including
$340M in cash

34% liquidity adjusted debt
to capital

1Without profit share

31%
59%
43%
57%
79%
21%
100%
49%
51%
Crude
Products
U.S.
Gas
All
Spot Days
Fixed Days

Q408
2009
2010
2011
2012
2013+
Time Charter
FFA
Pools
U.S. Flag

OSG
Page 7

Portfolio Snapshot

$152M

$516M

$281M

$231M

$179M

$430M

2009 Portfolio Mix
(in revenue days)

49% revenue days fixed

Portfolio of
Contractual Business

$1.8B in fixed revenue

$516M fixed revenue in 2009

LNG and FSO project to generate
$1.8B; $77M in 2009

1Excludes gas revenue days as gas revenue is reported in Equity in Income of Affiliated Companies.  Note:  FFA positions have been assumed to be within a 95% confidence level.

1

60%
40%
100%
Crude
Products
U.S.

86%
0%
50%
59%
VLCC
Suezmax
Aframax
Panamax

Page 8

Fixed Revenue and Vessel Expense Coverage

2009 contracted revenue provides
stable cash flow covering a significant
portion of cash expenditures

60% of Crude cash expenditures are
covered by fixed revenue requiring
$18K/day to be earned on open days to
cover balance of cash expenditures

40% of Products cash expenditures are
covered by fixed revenue requiring
$20K/day to be earned on open days to
cover balance of cash expenditures

100% of U.S. Flag cash expenditures are
covered by fixed revenue

$10K/day          $39K/day          $19K/day             $11K/day

$18K/day                          $20K/day                           $0K/day

FFA positions have been assumed to be within a 95% confidence level. Rates required per day to cover cash expenditures are net of fixed revenue earned and include vessel operating expenses, charter-in expenses (cash basis), drydock cost, allocated G&A, debt amortization and interest expense.

By Operating Segment

By Crude Vessel Class

A Perspective on the Market

Third Quarter

18-month Outlook

Simple formula:  Limited tonnage
increases + significant increases in Middle
East OPEC production = Highest 3rd
quarter rates seen in the past decade

No shortage of volatility:  highs of
$196K/day and lows of $7K/day in VLCC
markets

Bunker prices peaked in July at over
$700/MT (Rotterdam) causing slow
steaming to conserve fuel

China’s inventory build-up in connection
with Beijing Olympics

Wildcards played their hand:  Hurricanes
Dolly, Gustav and Ike and BTC pipeline
shutdown due to attack

Worldwide oil demand flat:  decline in
OECD countries (primarily N. America)
was offset by increase by non OECD
(primarily China and the Middle East)

Worldwide demand growth expected to
slow to less than 1% for 2008 and 2009,
centered in non-OECD countries

Tanker rates in 2009 expected to be below
2008 due to increased tanker supply,
additional N. America production and
Middle East OPEC production cuts

Single hull discrimination increasing in
Asia

North Sea production declines are being
replaced by long-haul movements into
Europe

Middle East imports into U.S. from Saudi
Arabia and Iraq have surpassed Mexican
and Venezuelan imports

Financial Review

Myles R. Itkin
Chief Financial Officer

(in thousands, except EPS)	Q308	Q307
Shipping Revenues	$472,672	$277,181
Voyage expenses	37,938	23,144
Vessel expenses	79,395	70,709
Charter hire expenses[1]	115,271	68,869
Depreciation and amortization	46,436	48,543
General and administrative	32,430	33,655
Gain on disposal of vessels, net of writedowns	(31,517)	(1,620)
Total Ship Operating Expenses	279,953	243,300
Income from Vessel Operations	192,719	33,881
Equity in income of affiliated companies	3,574	1,005
Operating Income	196,293	34,886
Other income/(expense)	10,491	9,387
	206,784	44,273
Interest expense	12,295	22,061
Income before min. interest & fed. income taxes	194,489	22,212
Minority interest	2,280	-
Credit for income taxes	1,071	4,417
Net Income	$197,840	$26,629
Diluted EPS	$6.69	$0.83
Diluted shares outstanding	29,572	32,168
Time Charter Equivalent Revenues[2]	$434,734	$254,037
EBITDA[2]	$255,500	$92,816

Diluted EPS	$6.69	$0.83
Gain on sale of vessels	($1.87)	($0.05)
Vessel impairment charge	$0.42	-
Change in unrealized derivative positions	($0.77)	-
Total EPS (diluted) impact	($2.22)	($0.05)
Adjusted Diluted EPS	$4.47	$0.78

OSG
Page 11

Financial Review

Consolidated Statements of Operations

1For additional information with respect to time and bareboat charter-hire expense by segment, see Appendix “Charter Hire Expense by Segment.”
2See Appendix “Reconciliation Tables and Supplemental Information”  Note:  Adjusted diluted EPS is tax-effected.

71% increase in TCE revenues reflect an
increase in spot rates across all segments

+837 revenue days

12 additional chartered-in ships

Higher profit share expense due to increased
rates for VLCCs and Aframaxes

2 non core vessels sold; write-down of  2 older
U.S. Flag vessels

Includes $8.6M in income from non-accounting
hedges ($21.7M unrealized gain and $13.1M
realized loss)

Reflects repatriation of $545M in Q2 used to
repay debt.  Lower interest rate environment

2008 credit reflects carryback of U.S. loss
against 2007 taxable income; 2007 credit
reflects U.S. loss in period that reduced tax on
non shipping income in first half of year (sale of
DHT stock)

Net profit margin > 45%

(in thousands)	9/30/2008	12/31/2007
ASSETS		
Cash and cash equivalents	$342,676	$502,420
Other current assets	397,661	302,333
Total Current Assets	740,337	804,753
Capital Construction Fund	71,636	151,174
Total Vessels, Deferred Drydock and Other Property	2,989,627	2,797,023
Investments in Affiliated Companies	77,453	131,905
Intangible Assets, Goodwill, Other Assets	285,073	274,062
Total Assets	$4,164,126	$4,158,917
LIABILITIES		
Total Current Liabilities	$226,566	$213,301
Long-term Debt and Capital Leases	1,422,398	1,531,334
Def. Gain on Sale and Leaseback of Vessels	157,790	182,076
Deferred Income Taxes and Other Liabilities	271,312	281,711
Minority Interest	125,135	132,470
Total Stockholders' Equity	1,960,925	1,818,025
Total Liabilities and Stockholders' Equity	$4,164,126	$4,158,917

OSG

Page 12

Financial Review

Reduction in cash reflects $545M in
repatriation offset by strong cash flow
from operations

Consolidated Balance Sheets

Reflects $20M return of capital
distribution from LNG joint venture,
dissolution of joint venture for 2 VLCC
newbuildings and $44M mark-to-
market loss on interest rate swaps

Reflects current period loss due to
vessel write-down and distributions to
unitholders

$82M in withdrawals for payments on
3 U.S. Flag ATBs

Wrap-up

FFA position and synthetic time charter rates achieved

Hedge positions taken to reduce volatility

Basis risk exists between FFA positions and actual earnings achieved in a commercial pool.  In periods of high volatility, rates may fluctuate within a greater range from targeted levels

44% of Q408 synthetic TCE rates locked in at $64K/day with 301 open hedged days expected to be between $55K/day and $83K/day1

2009 expected to range between $45K/day and $76K/day1for 3,205 days

See page 18 in Appendix for additional background

2008 Guidance

Charter-hire expense updated due to profit share and fleet additions

Fourth quarter capital expenditures higher due to newbuild progress payments, fleet improvements and shifting of delivery dates

See page 21 in Appendix for update

OSG well-positioned to optimize shareholder value throughout the cycle

Diversified portfolio of assets with optionality

Active asset management

Fixed revenues, COA contracts and FFA positions

Strong liquidity and credit position

1Given a 95% confidence interval

Appendix

(in thousands, except EPS)	Three Months Ended Sep. 30, 2008 $	$ Per Share	Three Months Ended Sep. 30, 2007 $	$ Per Share	Nine Months Ended Sep. 30, 2008 $	$ Per Share	Nine Months Ended Sep. 30, 2007 $	$ Per Share
Gain on sales of vessels and securities	($255,360)	($4.87)	($1,489)	($0.05)	($379,051)	($6.58)	($48,391)	($0.96)
Vessel impairment charge	23,843	0.42	-	-	23,843	0.41	-	-
Redemption of 8.25% Senior Notes	-	-	-	-	9,415	0.20	-	-
Unrealized derivative activity	(23,348)	(0.77)	-	-	6,152	0.20	-	-
Total	($254,865)	($2.22)	($1,489)	($0.05)	($339,641)	($5.77)	($48,391)	($0.96)

$ in thousands	Three Months Ended Sep. 30, 2008	2007	Nine Months Ended Sep. 30, 2008	2007
Time charter equivalent revenues	$434,734	$254,037	$1,196,682	$787,455
Add: Voyage expenses	37,938	23,144	114,890	65,007
Shipping Revenues	$472,672	$277,181	$1,311,572	$852,462

$ in thousands	Three Months Ended Sep. 30, 2008	2007	Nine Months Ended Sep. 30, 2008	2007
Net income	$197,840	$26,629	$397,210	$190,293
(Credit)/provision for income taxes	(1,071)	(4,417)	(1,842)	8,501
Interest expense	12,295	22,061	47,849	53,510
Depreciation and amortization	46,436	48,543	141,342	135,125
EBITDA	$255,500	$92,816	$584,559	$387,429

OSG

Page 15

Reconciliation Tables and Supplemental Information

Set forth below are significant items of income and expense that affected the Company’s net income for the three and nine months ended
September 30, 2008 and 2007, all of which items are typically excluded by securities analysts in their published estimates of the Company’s financial results

Specific Items Affecting Net Income

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.
Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

TCE Revenues

EBITDA represents operating earnings, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

EBITDA

Crude (66)
25
33
6
2
Product (53)
14
23
10
6
U.S. (34)
16
5
6
7
Gas/Other (5)
5

OSG
Page 16

Owned

Chartered-in

Owned

Chartered-in

121 OPERATING

37 NEWBUILD

60

61

22

15

As of October 27, 2008

Fleet Snapshot

2008	Q1	Q2	Q3	Q4	Total
Crude	-	-	-	2	2
Products	-	-	-	1	1
U.S. Flag	-	-	-	-	0
Total	-	-	*0*	*3*	*3*
2009	**Q1**	**Q2**	**Q3**	**Q4**	**Total**
Crude	3	-	-	-	3
Products	3	-	1	-	4
U.S. Flag	2	1	1	2	6
Total	*8*	*1*	*2*	*2*	*13*
2010	**Q1**	**Q2**	**Q3**	**Q4**	**Total**
Crude	1	-	-	-	1
Products	1	1	1	2	5
U.S. Flag	1	1	1	1	4
Total	*3*	*2*	*2*	*3*	*10*
2011	**Q1**	**Q2**	**Q3**	**Q4**	**Total**
Crude	-	1	-	1	2
Products	3	2	1	-	6
U.S. Flag	2	-	1	-	3
Total	*5*	*3*	*2*	*1*	*11*
TOTAL					**37**

OSG Page 17

Vessel Delivery Schedule

As of October 27, 2008

An excel spreadsheet of OSG’s full fleet, including delivery date information, can be found on the fleet landing page of www.osg.com.

Historical Volatility
Q308 VLCC Spot Rate Volatility

Page 18

FFA and TCE Correlation

1

3

OSG enters into FFA and bunker swap positions in order to manage the financial risk associated with fluctuating market conditions.  Optimal volumes are determined to minimize variability over time.

Reported quarterly results
are dependant upon
performance of pool TCE
and TD-3 in the current
period relative to the
historical relationship
between the two.

In periods of significant
rate changes (world scale
or bunker prices),
synthetic TCE rate may
deviate significantly from
the targeted level.

2

When a hedged variable
position is different from a
forward contract there is
basis risk.

As a result, the actual
hedge is not fixed on a
quarter-by-quarter basis
but can fluctuate around
the targeted level.

Tied to specific routes traded on Baltic
Index

Settled by calculating the average daily
rate for the period

Liquidity in TD-3 route (AG-Japan) only

Bunker hedge positions taken

FFA Positions

VLCCs deployed in commercial
pools earn specific TCE rates

Pool results are determined from
actual voyages performed during
the period

Major routes of Tankers
International include AG-West and
WAF-East

Pool TCE Rates

This information has been developed in order to help investors understand the variability that can exist between
Forward Freight Agreements (FFA or synthetic time charter positions) and actual rates achieved on those positions.

($ in thousands)	Crude	Product	Other	U.S. Flag	Total
Base charter hire	$64,491	$21,978	$1,322	$8,235	**$96,026**
Profit share	21,406	1,181	0	0	**22,587**
Amortization of deferred gain	(10,809)	(1,031)	0	0	**(11,840)**
Other	104	0	0	1,359	**1,463**
Spot charter lightering	6,759	0	0	276	**7,035**
Charter Hire Expense	**$81,951**	**$22,128**	**$1,322**	**$9,870**	**$115,271**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$26,884	$5,912	$20,960	$5,326	$5,409	$64,491
Profit share	16,997	588	4,363	0	(542)	21,406
Amortization of deferred gain	(7,656)	0	(2,913)	130	(370)	(10,809)
Other	0	0	104	0	0	104
Spot charter lightering	0	0	0	0	6,759	6,759
Charter Hire Expense	$36,225	$6,500	$22,514	$5,456	$11,256	$81,951

OSG
Page 19

Charter Hire Expense by Segment

For the Quarter Ended September 30, 2008

Time Charter	U.S. COA	Pool Charters	Total
Q408	$97,544	-	$18,962	$116,506
2009	277,026	$43,805	31,166	351,997
2010	228,070	38,182	832	267,084
2011	192,380	38,802	-	231,182
2012	139,491	39,422	-	178,913
2013 and thereafter	180,149	249,469	-	429,618
Total	$1,114,660	$409,680	$50,960	$1,575,300
% of Total	71 %	26 %	3 %	100 %

	U.S.	Product	Crude	Other	Total
Q408	$44,566	$39,290	$11,711	$1,977	$97,544
2009	152,006	101,264	15,908	7,848	277,026
2010	164,464	52,967	3,114	7,525	228,070
2011	171,350	13,183	-	7,847	192,380
2012	132,934	-	-	6,557	139,491
2013 and thereafter	180,149	-	-	-	180,149
Total	$845,469	$206,704	$30,733	$31,754	$1,114,660
% of Total	76 %	19 %	3 %	3 %	100 %

	U.S.	Product	Crude	Other	Total
Q408	1,180	1,999	419	92	3,690
2009	3,657	4,959	616	365	9,597
2010	3,321	2,404	130	350	6,205
2011	3,209	599	-	365	4,173
2012	2,381	-	-	305	2,686
2013 and thereafter	2,972	-	-	-	2,972
Total	16,720	9,961	1,165	1,477	29,323
% of Total	57 %	34 %	4%	5 %	100 %

OSG

Page 20

Future Revenue $/Days by Segment

Locked-in Time Charter
Days by Segment

Locked-in Time Charter
Revenue by Segment

Locked-in
Charter Revenue

FY08 Guidance

Estimated vessel expenses

$305M to $330M

Time and bareboat charter hire expenses (updated to reflect higher levels of profit share and additional charters-in)

$420M to $440M

Depreciation and Amortization

$190M to $210M  (updated:  expected to be at the lower end of the range)

G&A

$145M to $150M (updated:  expected to be at the lower end of the range)

Equity income of affiliated companies

$8 to $12M

Other income, net of interest expense

Interest expense approx. $60M to $70M

Other income, net of derivative transactions, will run approx. $2M to $4M in Q4 (updated to reflect lower interest rates)

Taxes

Less than $5M

Capital Expenditures (updated)

$51M in drydock costs with Q4 $10M

$612M newbuild progress payments, vessel improvements and capitalized interest in 2008.  $153M in Q4 of which $9M will be paid from CCF

www.osg.com